UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ELECTRONIC ARTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELECTRONIC ARTS INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

EA ELECTRONIC ARTS INC.

209 REDWOOD SHORES PARKWAY

REDWOOD CITY, CA 94065-1175

Stockholder Meeting to be held on July 29, 2009

Proxy Materials Available

1 Annual Report

2 Notice of Annual Meeting & Proxy Statement

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before July 15, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote.

M15440-P79690

Meeting Information How To Vote

Meeting Type: Annual Meeting of Stockholders Vote In Person You may choose to attend and vote in person at the annual meeting. We will provide a ballot to stockholders of record who attend the annual meeting and wish to vote in person.

Meeting Date: July 29, 2009

Meeting Time: 2:00 p.m. PDT

For holders as of: June 8, 2009

Meeting Location:

Electronic Arts’ Headquarters Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 28, 2009.

209 Redwood Shores Parkway

Building 250

Redwood City, CA 94065-1175

M15441-P79690

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3, 4 AND 5.

1. ELECTION OF DIRECTORS

1a. Leonard S. Coleman

1b. Jeffrey T. Huber 2. APPROVE THE EMPLOYEE STOCK OPTION EXCHANGE PROGRAM

1c. Gary M. Kusin

1d. Geraldine B. Laybourne 3. APPROVE AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN

1e. Gregory B. Maffei

1f. Vivek Paul 4. APPROVE AN AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN

1g. Lawrence F. Probst III

1h. John S. Riccitiello 5. RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

1i. Richard A. Simonson

1j. Linda J. Srere

M15442-P79690

M15443-P79690